BioForce Nanosciences Holdings, Inc.

BFNH.OB

BIOFORCE NANOSCIENCES

Safe Harbor

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

The written and verbal versions of this presentation contain forward-looking statements. These statements may address projections of our future financial performance, product and operation developments, acceptance of our products, value of our intellectual property, competition and other factors. In some cases, you will be able to identity these forward-looking statements by terminology such as "may," "will" "should," "expect," intent," "plan," "anticipate," "believe," "estimate," "predict," "potential," "continue," or similar expressions.

Forward-looking statements discuss future events or conditions and not historical facts. They are our current expectations and should not be thought of as guarantees. They speak only as of the date we make them, and we make no assurances that we will update them to reflect change. Our actual results can differ materially from those contained in forward-looking statements due to a number of risk factors and uncertainties, some of which we discuss in our periodic filings with the U.S. Securities and Exchange Commission.

Mission

To improve human health through innovation in ultra-micro to nano scale biotechnology, by developing patented tools and technologies, and the establishment of collaborative relationships in the academic research market

BIOFORCE NANOSCIENCES

Strategy

Provide products enabling biotechnology researchers and commercial entities to work at the ultra-micro and nano scales

- The Nano eNabler instrument deposits minute amounts of biological material onto silicon and other solid surfaces
  - Facilitates development of miniaturized diagnostic tests
  - Constructs biologically active micro-environments used in the study of cellular growth
- Patterned surfaces (biologically active micro-environments) will be offered as a product to cell biologists for the study of cellular growth (2008 launch)

Develop scientific applications through use of the Nano eNabler, both in-house and in conjunction with our research partners

- ViriChip pathogen detection system
- Chip-on-a-Tip diagnostic test system

BIOFORCE NANOSCIENCES

Background & History

- Founded by Dr. Eric Henderson (1994)
- Conducted grant funded scientific research (1994 – 2000)
- Received initial venture capital funding (2001)
- Completed initial version of Nano eNabler (2004)
- Installed initial Nano eNabler at Johns Hopkins (2005)
- Kerry Frey joins BioForce as Chief Operating Officer (2005)
- Reverse merger into public shell + $6M private placement (2006)
- First Nano eNabler sales to Russian Academy of Biomedical Sciences and Harvard Medical School (2006)
- Placement of 20 Nano eNabler units at leading academic research sites (2006)
- Greg Brown joins BioForce as Chief Financial Officer (2007)
- Sale of 9 Nano eNabler instruments (2007)

BIOFORCE NANOSCIENCES

Management

Mr. Kerry Frey, President and Chief Executive Officer

- 30 years management and operations experience in medical devices, pharmaceuticals and healthcare
- 20 years Johnson & Johnson, including VP of Sales and Marketing for Hospital Services
- Experience with multiple start-up companies

Dr. Eric Henderson, Ph.D., Founder, Executive VP and Chief Science Officer

- 28 years molecular biology and 17 years nanotechnology experience
- 94 peer reviewed scientific publications
- 9 U.S. patents awarded

Mr. Greg Brown, Executive VP and Chief Financial Officer

- 20 years financial management and venture capital experience with technology focus
- Over $100M raised for public and private companies
- Certified Public Accountant

BIOFORCE NANOSCIENCES

Nano eNabler™ System

Nano eNabler™ system (NeN)

- Benchtop molecular printer
- Deposits tiny amounts of biological materials via SPT, a fountain pen type delivery mechanism
- Currently used by scientists and researchers; future application in production environment
- Advantages in flexibility of pattern, ability to create patterns using multiple materials rather than only one biological per pattern







BIOFORCE NANOSCIENCES

Product Comparison

PDMS Stamping

- Create pattern
- Hire someone to create photo mask
- Use mask to create silicon mold
- Apply PDMS polymer to mold to create stamp
- Dip stamp in biological substance and manually press onto surface
- Repeat process for every variation



- Elapsed time = 2 weeks
- Cost = $2,000 per pattern
- Alignment = problem
- Multiplexing = no

Nano eNabler

- Scientist creates pattern in software
- Print pattern
- Change and print new pattern at will



- Elapsed time = minutes
- Minimal incremental cost
- Alignment = easy
- Multiplexing = yes

Scientific Applications

Scientific Partners

- Collaboration Agreements
- Rights of First Refusal
  - Georgia Tech
  - UC San Francisco
  - UC Irvine
- Practical Cooperation
  - All NeN users

BioForce

- Instrument Innovation
- Patterned Surfaces
- ViriChip
- Chip-on-a-Tip







Market Overview

- Worldwide research market for Nano eNabler is $300 million total (BioForce estimate)
- US academic micro array market is $800 million annually (Agilent estimate)
- Worldwide biochip industry expected to reach $5 billion in 2009 (Research and Markets)
- US in vitro diagnostic industry is expected to reach $19 billion per year by 2010 (Harkins Strategic Consulting)

BIOFORCE NANOSCIENCES

Product History

In 2004, BioForce Nanosciences:

- Completed initial version of Nano eNabler

In 2005, BioForce Nanosciences:

- Placed first Nano eNabler at Johns Hopkins

In 2006, BioForce Nanosciences:

- Sold first Nano eNablers – Russian Academy of BioMedical Sciences and Harvard Medical School
- Placed 20 Nano eNabler units at leading academic research sites
- Built international Nano eNabler distribution network
- Initiated proof of principle testing on ViriChip and Chip-on-a-Tip

In 2007, BioForce Nanosciences:

- Sold 9 Nano eNabler units
- Generated 5 Nano eNabler sales through distributor network
- Completed initial proof of principle testing on ViriChip and Chip-on-a-Tip

As of 12/31/07:

- Have 22 Nano eNabler units installed and in use on three continents
- Have 9 Nano eNabler distributors in place in Europe and Asia
- Own 6 patents in the U.S. with 7 patents pending

BIOFORCE NANOSCIENCES

Products – 2008 & Beyond

In 2008, BioForce Nanosciences plans a breakout year by:

- Introducing specialized NeN unit for cell biology market
- Beginning patterned surface offering (custom and standard chips) for cell biology market
- Introducing cell assay kits in support of NeN users
- Introducing service contracts for support of NeN instruments
- Commencing initial testing of the ViriChip on clinical samples
- Expanding domestic sales force and international distributorships

Beyond 2008, the Company expects to:

- Generate initial revenues from strategic partner
- Initiate sales of NeN as production equipment for commercial enterprises
- Establish a ViriChip strategic partner with potential sales in 2010

BIOFORCE NANOSCIENCES

Sources of Revenues

- Instrument sales – in place
- Consumables (SPTs and Sindex chips) – in place
- Service contracts – initiate in 2008
- Patterned surfaces – initiate in 2008
- Cell assay kits – initiate in 2008
- Scientific applications licenses & royalties – initiate after 2008

BIOFORCE NANOSCIENCES

NeN User Map

Nano eNabler Placements



NeN User Projects

User Applications

- Stem Cell Biology
- Cancer Cell Biology
- Tissue Engineering
- Biosensors
- Neurobiology

STANFORD SCHOOL OF MEDICINE

JOHNS HOPKINS UNIVERSITY

MIT

HARVARD MEDICINE

UNIVERSITE PIERRE & MARIE CURIE

BIOFORCE NANOSCIENCES

IP Position

- Patent on the Nano eNabler
- Patent pending on the Surface Patterning Tool (SPT)
- Patent on the ViriChip
- Patent on Chip-on-a-Tip
- Patent on the Sindex Chip

BIOFORCE NANOSCIENCES

Equity Financing History

- 2001 – 2005: Venture capital investments totaling $4.0 million ($3.5M from European investment firm)
- 2006: Reverse merger into public shell concurrent with $6.0 million equity investment
- 2007: $500,000 equity investment from European fund
- 2007: $500,000 proceeds from warrant exercise by European fund investor

BIOFORCE NANOSCIENCES

Stock Information (as of 1/31/08)

Symbol:	BFNH.OB
Corporate Headquarters:	Ames, IA
Stock Price (1/31/08):	$.74
52 Week Range:	$.35 - $5.00
Shares Outstanding:	25,100,000
Float:	21,430,000
Market Capitalization:	$18,574,000
Average Volume (3 Mos):	22,900
Insider Ownership (fully diluted):	16%
Institutional Ownership (fully diluted):	32%

BIOFORCE NANOSCIENCES

Goals for 2008

- Increase Nano eNabler sales
- Initiate offering of custom and standard patterned surface products for cell biology market
- Rollout of Nano eNabler unit specifically designed for needs of cell biology market
- Introduce cell assay kits in support of Nano eNabler users
- Offer service contracts for Nano eNabler user support
- Formalize strategic partnering relationships for Nano eNabler distribution
- Expand research collaboration agreements with research institutes
- Begin testing of ViriChip with clinical samples
- Generate scientific publications by BioForce and our customers

BIOFORCE NANOSCIENCES

Investment Summary

- Multi-billion $ markets with clear competitive advantage
- Platform technology for biotechnology researchers
- Established market presence through user base of top tier research institutions
- Experienced, well-rounded management team
- Multiple Nano eNabler revenue streams – instruments (research & commercial), patterned surfaces, consumables, service contracts
- Collaborative agreements with research institutions
- Scientific applications: ViriChip and others

Appendix

<u>Surface Patterning Tool (SPT)</u> – the fountain pen type live biological delivery mechanism used by the Nano eNabler

<u>Patterned Surface</u> – a surface, typically silicon, which has had biological material such as a protein deposited onto it with the Nano eNabler. Individual cells are placed onto the patterned surface by cell biologist to study cellular growth on and interaction with the biological material.

<u>ViriChip</u> – a pathogen detection system based upon deposition onto a surface of materials which have an affinity for particular pathogens.

<u>Chip-on-a-Tip</u> – a miniaturized diagnostic test placed at the end of a probe for collection of a tissue sample directly from the tissue site

<u>Sindex Chip</u> – an indexed substrate for use by researchers who may or may not be using a Nano eNabler while working at the ultra-micro to nano scale